SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                FORM 8-K/A*


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 1, 2002


                                AZURIX CORP.
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           (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


           001-15065                               76-0589114
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   (Commission File Number)                 (IRS Employer Identification No.)


                  1400 Smith Street, Houston, Texas 77002
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            (Address of Principal Executive Offices) (Zip Code)


                               (713) 853-6161
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)


    * The Company is not subject to the filing requirements of the Securities Exchange Act of 1934. This current report is filed pursuant to contractual obligations imposed on the Company by an Indenture, dated as of February 18, 2000, under which the Company is the issuer of certain debt.


Item 5. Other Events.

         Item 5 is hereby amended and supplemented to add the following:

         On April 17, 2002, Azurix Corp. issued an announcement that the deadline by which holders of its 10-3/8% Series B Senior Dollar Notes due 2007 and 10-3/4% Series B Senior Dollar Notes due 2010 must tender and consent in Azurix's previously announced tender offer and consent solicitation to receive the consent amount of 1.5% of par was extended to 5:00 p.m. New York time on April 19, 2002, a copy of which is attached as
Exhibit 99.3 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

              99.3  Press Release issued by Azurix Corp., dated April 17, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AZURIX CORP.

Date: April 18, 2002                 By:  /s/ Timothy J. Dorsey
                                          -----------------------------------
                                          Timothy J. Dorsey
                                          Vice President, General Counsel and
                                          Secretary



                               EXHIBIT INDEX


Exhibit          Description

99.3             Press release issued by Azurix Corp., dated April 17, 2002.



                                                               Exhibit 99.3

                                                 Azurix
[Azurix Logo]                                    P.O.Box 1188
                                                 Houston, TX  77251-1188


                                                 NEWS RELEASE

                                                 Media Contact:
                                                 John Ambler
                                                 713-345-3638


          AZURIX EXTENDS CONSENT PAYMENT DEADLINE ON DOLLAR NOTES

 FOR IMMEDIATE RELEASE: Wednesday, April 17, 2002

         HOUSTON - Azurix Corp. announced today that it is extending to 5:00 p.m. New York time on April 19, 2002, the deadline by which holders of its 10-3/8% Series B Senior Dollar Notes due 2007 and 10-3/4% Series B Senior Dollar Notes due 2010 must tender and consent in Azurix's previously announced tender offer and consent solicitation to receive the consent amount of 1.5% of par. As previously announced, Azurix has received the tenders and consents from holders of a majority of its outstanding 10-3/8% Series A and Series B Senior Sterling Notes due 2007. The tender offer and the consent solicitation will continue to expire at 5:00 p.m. New York time on May 3, 2002, unless extended.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. The tender offer and the consent solicitation are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent. Except for the historical information, the matters discussed in this press release are forward looking statements, the accuracy of which is necessarily subject to risks and uncertainties. Actual results may differ significantly from the discussion of certain matters in forward-looking statements. Factors that may cause such differences include Azurix's ability to obtain on a timely basis consents required from noteholders and the bankruptcy court order approving the proposed sale of Wessex; YTL Power International Berhad's ability to obtain on a timely basis consent of its shareholders to the purchase of Wessex; effects of Enron's bankruptcy, including the possible involvement of Enron's creditors or the bankruptcy court in the management of Azurix, including the Wessex sale; changes in exchange rates between other currencies and U.S. dollars; Azurix's ability to retain key personnel to manage the sale and tender offer process; and other factors discussed in the consent solicitation and offer to purchase and in Azurix's filings with the United States Securities and Exchange Commission.